UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon (State or other jurisdiction of incorporation or organization) 3400 NW John Olsen Place Hillsboro, Oregon (Address of principal executive offices)	91-1795219 (I.R.S. Employer Identification No.) 97124 (Zip Code)

Registrant’s telephone number, including area code: (503) 629-3300

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press Release dated October 22, 2003 of Corillian Corporation

Item 9. Regulation FD Disclosure.

The following information is provided under Item 12 of Form 8-K:

On October 22, 2003, Corillian Corporation issued a press release providing its financial results as of and for the three-month period ended September 30, 2003. A copy of such release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2003

CORILLIAN CORPORATION
By:	/s/ STEVEN SIPOWICZ

Steven Sipowicz Chief Financial Officer and Secretary

CORILLIAN CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated October 22, 2003 of Corillian Corporation